UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2006

MORTGAGEBROKERS.COM HOLDINGS INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	333-105778	05-0554486
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

45 Vogell Road, Suite 101, Richmond Hill, Ontario	L4B-3P6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(416) 410-4848

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to License Agreement with RE/MAX Ontario-Atlantic Canada Inc.

On May 25, 2006, Mortgagebrokers.com Holdings, Inc. (the “Company”) entered into an amendment to its License Agreement (the “Amended Agreement”) by and among the Company, RE/MAX Ontario-Atlantic Canada Inc (“RE/MAX”), and Alex Haditaghi, our President, Chief Executive Officer and Chairman of the Board. The Amended Agreement amends the terms of the Company’s License Agreement (the “License Agreement”) among the same parties dated January 30, 2006. Pursuant to the License Agreement, the Company will provide its expertise in respect of North American mortgage finance and origination business solutions to RE/MAX and its franchisees and their salespersons. Such expertise will be provided in the form of a program to be known as the “Mortgage Broker Solution.”

The Company entered into the Amended Agreement to remove Section 6 of the License Agreement which set forth the parties’ intent that RE/MAX franchisees would be afforded an opportunity to acquire common shares of the Company pursuant to a private placement offering for a purchase price of $1.00USD per share and that in the event the RE/MAX franchisees did not acquire an aggregate of at least two million (2,000,000) such shares by no later than March 31, 2006 then the License Agreement shall terminate upon notice by either party to the other. This Section 6 was removed on the basis that the RE/MAX franchisees acquired an aggregate amount of 2,112,470 shares pursuant to the private placement (as set forth in Item 3.02 below), thereby negating the relevancy of the provision.

In addition, the Company entered into the Amended Agreement to amend Section 7(a) of the License Agreement entitled “Shares for RE/MAX Affiliates and Executives.” Under the License Agreement, Section 7(a) provided that RE/MAX anticipated that one of its affiliated companies and certain of its senior executives (in addition to any shares acquired as contemplated by Section 6 hereof) will acquire for an issue price of $U.S.1.00 per share up to an aggregate of one million five hundred thousand (1,500,000) common shares of MBKR pursuant to the Offering. The Amended Agreement changes the title to “Shares for RE/MAX Affiliates, Executives and Franchisees” and provides that RE/MAX affiliates, executives nominated by RE/MAX and RE/MAX franchisees that have signed a Service Agreement with the Company by July 31, 2006 (a “Qualifying Franchisee”) will be afforded the opportunity to acquire, for an issue price of $1.00USD, up to an aggregate of 3,000,000 common shares of the Company pursuant to a Private Placement Offering (the “Offering”) dated January 27, 2006.

The Amended Agreement further provides that (i) the Company will not, prior to June 1, 2010 and without the prior written consent of RE/MAX, issue any new shares, options or warrants or other instruments convertible into shares; and that, (ii) RE/MAX shall have a first right of refusal to purchase any shares proposed to be issued out of treasury during the term of this agreement for the purpose of capital investment and to advance funds pursuant to any instrument proposed to be issued by the Company that is convertible into shares.

Pursuant to the Amended Agreement, Alex Haditaghi agreed (i) that commencing on January 31, 2006, the next 4,000,000 shares to be granted to attract new mortgage brokers, mortgage broker teams or companies to the Company or to compensate for additional business services not contemplated in the License Agreement to RE/MAX franchisees will be provided out of Haditaghi’s personal holdings; (ii) that in the event the Company raises funds by means of an issuance of treasury shares subsequent to June 1, 2006 and prior to June 1, 2010 at a price of less than $U.S.1.00 per share, he will provide the RE/MAX executives, franchisees and affiliates that purchased shares pursuant to the offering a transfer, for an aggregate consideration of $1.00, of an adequate number of shares so that the effective initial cost of the shares issued pursuant to the Offering will be equal to the price at which shares are offered pursuant to the new offering; (iii) to amend his lock-up agreement by extending, the period of “12 months” to “24 months” and (iv) that Haditaghi may sell up to 150,000 common shares.

The Company agreed that within 60 days following the closing of the private placement offering (as set forth in Item 3.02), to file an SB-2 Registration Statement with the United States Securities and Exchange Commission to register the shares subscribed for pursuant to such offering and the Amended Agreement. The Company further agreed to use its best efforts to cause such SB-2 Registration Statement to become effective in a timely manner.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On June 9, 2006, the Company completed a Regulation D, Rule 506 Offering in which it issued a total of 2,112,470 shares of its common stock to accredited investors including RE/MAX Ontario-Atlantic Canada Inc. (“RE/MAX”), its executives and franchisees, at a price per share of $1.00 for an aggregate offering price of $2,112,470 (the “Offering”).

The common stock issued pursuant to the Offering was issued in a transaction not involving a public offering in reliance upon an exemption from registration provided by Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act of 1933. All shares purchased in the Offering are restricted in accordance with Rule 144 of the Securities Act of 1933. The Company is required to file a registration statement with the Securities and Exchange Commission within 60 days of closing to register shares common stock issued pursuant to the Offering.

In connection with the closing, each investor has signed a lock-up agreement providing that they will not dispose of or agree to dispose of shares of the Company’s common stock beneficially owned by them until June 9, 2007. In addition, the common shares issued pursuant to the Offering are subject to a further leak-out agreement which expires on June 9, 2010.

ITEM 8.01	OTHER EVENTS.

Termination of Agreement with Mercatus & Partners, Limited

On October 24, 2005, the Company approved the issuance of 1,000,000 shares of restricted common stock to Mercatus & Partners, Limited pursuant to a Stock Purchase Agreement with the Company dated October 24, 2005 under which Mercatus has the option to purchase such shares for a total of $630,000. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933. The Company has terminated its agreement with Mercatus and is in the process of retrieving the shares issued pursuant to the Agreement.

Cancellation of Forward Split

On May 8, 2006, the Company notified the NASD that is had approved a 4-1 forward split to its shareholders of record as of June 14, 2006. the Company has subsequently notified the NASD that it has approved the cancellation of this split and no longer intends to proceed with this distribution.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

The financial statements required by Item 9.01 in connection with the above, have not been included in this initial report. However, the Company intends to file such financial statements within 71 days of the date of this filing.

(a)	Financial Statements of Business Acquired.

None

(b)	Pro Forma Financial Information.

None

(c)	Exhibits
	2.1	License Agreement dated January 30, 2006. (1)
	2.2	Amendment to License Agreement dated May 25, 2006

(1)	Incorporated by reference to Exhibit 99.1 of the Company’s Form 8-K filed on February 1, 2006 (SEC File No. 333-105778)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Mortgagebrokers.com Holdings Inc.

By:	/s/ Alex Haditaghi
Alex Haditaghi
Chief Executive Officer

Dated: June 14, 2006